QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
PRAXAIR, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Your Vote IS Important

Please Vote Your Proxy Today

Dear Stockholder:

By now, you should have received your proxy material for Praxair, Inc.'s Annual Meeting. The 2004 Annual Meeting is scheduled to be held on April 27th.

According to our records, your shares have not yet been voted. Your vote is important. Your Board believes that the proposals being presented are in the best interest of the Company and its stockholders. Please take the time to vote your proxy today.

Your shares cannot be voted unless you give your specific instructions by voting using the telephone, the internet or by signing, dating and returning your duplicate proxy card in the return envelope enclosed.

Praxair's Board of Directors recommends that stockholders vote "FOR" all of the proposals.

Your vote is extremely important. Please vote today.

Thank you for taking the time to vote your shares.

Sincerely yours,

/s/David H. Chaifetz

David H. Chaifetz
Vice President, General Counsel
    and Secretary

If you have any questions or if you need assistance voting, please call
Morrow & Co., Inc., our proxy solicitor, at 1-800-607-0088.

PROXY/VOTING INSTRUCTION CARD

This proxy is solicited on behalf of the Board of Directors of Praxair, Inc.
for the Annual Meeting of Shareholders on April 27, 2004

        I (we) hereby authorize James S. Sawyer and David H. Chaifetz, or either of them, and each with the power to appoint his substitute, to vote as Proxy for me(us) at the Annual Meeting of Shareholders to be held at the Sheraton Danbury, 18 Old Ridgebury Road, Danbury, Connecticut on April 27, 2004 at 9:30 A.M., or any adjournment thereof, the number of shares which I (we) would be entitled to vote if personally present. The proxies shall vote subject to the directions indicated on the reverse side of this card and proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting and any adjournments thereof. The proxies will vote as the Board of Directors recommends where I (we) do not specify a choice.

        For Participants in the Praxair, Praxair Distribution, Praxair Healthcare Services, Praxair Puerto Rico or Dow Chemical Company Savings Programs: As to those shares of Praxair, Inc., if any, that are held for me in the aforementioned Savings Programs, I instruct the Trustee of the applicable Savings Program to sign a proxy for me in substantially the form set forth above and on the reverse side. The Trustee shall mark the proxy as I specify. Where I do not specify a choice, my shares will be voted in the same proportion as the trustee votes the shares for which it receives instructions.

PRAXAIR, INC.

(Continued, and to be marked, dated and signed, on the other side)

 /*\ FOLD AND DETACH HERE /*\

ANNUAL MEETING OF SHAREHOLDERS—APRIL 27, 2004 AT 9:30A.M.
SHERATON DANBURY—DANBURY, CT

IF YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE NOTE:

*
Only shareholders and their accompanying guests, and the invited guests of Praxair, will be granted admission to the Annual Meeting.

*
To assure admittance, please bring:

—
a copy of your broker or bank statement evidencing your ownership of Praxair shares on or after the March 1, 2004 record date

—
a photo ID, if you hold shares as of March 1, 2004 in certificate form or in the Praxair, Inc. Dividend Reinvestment and Stock Purchase Plan ("DRISP")

—
your Praxair ID, if you are an employee shareholder

*
The Annual Meeting will start promptly at 9:30 A.M. on Tuesday, April 27, 2004.

DIRECTIONS:

From Points West of Danbury:

        Take I-84 East to Exit 2 (Mill Plain Road) in Danbury. Go to the bottom of the ramp and turn left. Go to the second light and turn right (Mill Plain Road). Go to the next light and turn right (Old Ridgebury Road). Go up the hill and the Sheraton Danbury is on your left.

From Points East of Danbury:

        Take I-84 West to Exit 2A (Old Ridgebury Road) in Danbury. The exit ramp circles around and up over the highway. The Sheraton Danbury is on your left.

BY MARKING THIS CARD, YOU ARE VOTING ALL OF YOUR PRAXAIR COMMON AND SAVINGS PLAN STOCK HOLDINGS.	Vote MUST be indicated (X) in Black or Blue Ink	☒
	For	With- hold	For All Except
1. Election of Directors. The Board of Directors recommends a vote "FOR" the nominees listed below	☐	☐	☐
Nominees: (01) Alejandro Achaval, (02) Ronald L. Kuehn, Jr., (03) H. Mitchell Watson, Jr.

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "For All Except" box and write that nominee's name in the space provided below. Such a mark will be deemed a vote "FOR" all nominees other than those listed as exceptions.)
Exceptions:

The Board of Directors recommends a vote "FOR" Proposals 2, 3 and 4.	For	Against	Abstain
2. Proposal to Amend the Long Term Incentive Plan.	☐	☐	☐
3. Proposal to Amend the Certificate of Incorporation.	☐	☐	☐
4. Proposal to Approve a Stockholder Protection Rights Agreement.	☐	☐	☐
5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.
Check here if you -----> Consent to future electronic delivery of Annual Report/Proxy Statement (see explanation at page 6 of the Proxy Statement)	☐
Check here if you -----> Have written comments or change of address on this card	☐
Please be sure to sign and date this Proxy in the box below.	Date

Stockholder sign above	Co-holder (if any) sign above

Please sign name exactly as it appears on this card. Joint owners should each sign. Attorneys, trustees, executors, administrators, custodians, guardians or corporate officers should give full title.

* * *    IF YOU WISH TO VOTE BY INTERNET OR TELEPHONE, PLEASE READ THE INSTRUCTIONS BELOW    * * *

/*\    FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL    /*\

PROXY VOTING INSTRUCTIONS

Stockholders of record have three ways to vote:

1.
By Mail; or
2.
By Telephone (using a Touch-Tone Phone); or
3.
By Internet.

A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3am Eastern Time, April 27, 2004. It is not necessary to return this proxy if you vote by telephone or Internet.

Vote by Telephone	Vote by Internet
Call Toll-Free on a Touch-Tone Phone anytime prior to 3am Eastern Time, April 27, 2004.	Prior to 3am Eastern Time, April 27, 2004, go to
1-888-216-1276	https://www.proxyvotenow.com/pxa

Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted.

HOW TO RECEIVE YOUR ANNUAL REPORT AND PROXY STATEMENT ON-LINE:

Save Praxair future postage and printing expense by consenting to receive future annual reports and proxy statements on-line on the Internet.Whether you vote by Internet, by telephone or by mail, you will be given an opportunity to consent to future electronic delivery. See page 6 of the proxy statement for more information about this option.For your convenience, these materials are now available for viewing and downloading as follows:

2003 Annual Report: www.praxair.com/annualreport
2004 Notice of Meeting and Proxy Statement: www.praxair.com/proxy

Your vote is important!

QuickLinks

PROXY/VOTING INSTRUCTION CARD
This proxy is solicited on behalf of the Board of Directors of Praxair, Inc. for the Annual Meeting of Shareholders on April 27, 2004
(Continued, and to be marked, dated and signed, on the other side)
ANNUAL MEETING OF SHAREHOLDERS—APRIL 27, 2004 AT 9:30A.M. SHERATON DANBURY—DANBURY, CT
PROXY VOTING INSTRUCTIONS